UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2012

Green Innovations Ltd.
(f/k/a Winecom, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54221	26-2944840
(Commission File Number)	(IRS Employer Identification No.)

1222 SE 47th Street, Cape Coral, FL	33904
(Address of Principal Executive Offices)	(Zip Code)

(239) 829-4372
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Directors.  On October 10, 2012, Mordechay David and Shamir Benta both resigned as directors of the Company.  Messrs. David and Benta were both officers and directors of Winecom, Inc. prior to the Company’s change in direction and subsequent acquisition of Green Hygienics, Inc.  Both directors and the Company executed a mutual release The Company will seek replacement directors that have the professional experience in the business of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Release dated October 10, 2012 between Mordechay David and Green Innovations Ltd.

99.2	Release dated October 10, 2012 between Shamir Benta and Green Innovations Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: October 23, 2012	By:	/s/ Bruce Harmon
Name: Bruce Harmon
Title: Chief Executive Office

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